UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 13, 2023 (September 1, 2023)

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Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMSL	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Reports on Form 8-K filed on September 5, 2023 and on Form 8-K filed on September 19, 2023 (the “Original Filings”) by Digital Media Solutions, Inc. (the "Company"). The Original Filings reported the appointment of Mr. Neil Nguyen and Ms. Elizabeth LaPuma to the Company’s Board of Directors (the “Board”). At the time of the Original Filings, the Board had not made any determinations regarding committee assignments for Mr. Neil Nguyen and Ms. Elizabeth LaPuma. The Company hereby amends the Original Filings to include information on the committee assignments and certain other appointments in Item 5.02 below. Other than providing the additional information in Item 5.02 below, no other disclosure in the Original Filings are amended by this Form 8-K/A.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2023, the Board determined the committee assignments for Mr. Neil Nguyen and Ms. Elizabeth LaPuma. In conjunction with these assignments, the Board also made certain other changes to the committee assignments of directors Robert Darwent, Scott Flanders and Lyndon Lea. In addition, the Board established a new Strategy Committee, the purpose of which is to assist the Board in its oversight of the Company's cost-savings initiatives, liquidity, potential strategic transactions, and any potential conflicts of interest. Effective as of November 13, 2023, the committees of the Board are comprised as follows:

•Audit Committee - Elizabeth LaPuma (Chairperson), Robert Darwent and Neil Nguyen
•Compensation Committee - Neil Nguyen (Chairperson), Scott Flanders and Elizabeth LaPuma
•Strategy Committee - Elizabeth LaPuma (Chairperson) and Scott Flanders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2023

Digital Media Solutions, Inc.

/s/ Anthony Saldana
Name:	Anthony Saldana
Title:	General Counsel, Executive Vice President of Legal & Compliance and Secretary